Exhibit 99.1

GameSquare Announces Preliminary Third Quarter 2024 Results and Provides Business Update

Preliminary Q3 revenue estimated to exceed $26.5 million

Expected adjusted EBITDA loss of approximately $2.4 million, representing a $3.0 million improvement from Q2 2024

As a result of strong Q3 and YTD performance, GameSquare has increased its 2024 annual proforma revenue guidance to $105 million to $110 million

FRISCO, TX / October 17, 2024 / GameSquare Holdings, Inc. (NASDAQ: GAME), (“GameSquare”, or the “Company”), today announced preliminary financial results for the third quarter ended September 30, 2024, and provided a business update for the fourth quarter of 2024. The Company expects to report third quarter financial results and host a conference call with investors on November 14, 2024.

Justin Kenna, CEO of GameSquare stated, “2024 is shaping up to be a transformative year for GameSquare, as we benefit from the strategies underway to drive organic sales growth, complete the integration of our recent acquisitions, and build a profitable organization. Our performance during the third quarter of 2024 demonstrates the progress we are making and the positive momentum underway as we execute against these initiatives.”

“Over the past nine months, we have increased the number of customers on retainer, grown our average contract value by 46%, more than tripled the number of UEFN world building campaigns deployed, and achieved record monthly contract wins in August 2024. These trends contributed to strong third quarter revenue, higher gross margin, and a significant improvement in profitability as compared to the second quarter of 2024. We expect to show further improvements in revenue and profitability going forward as our business scales and approaches breakeven,” Mr. Kenna continued.

“With the strong performance during the third quarter and year-to-date, we are increasing our annual revenue guidance and now expect annual proforma revenue of $105 million to $110 million for 2024, compared to our prior guidance of $100 million. The progress we are making is encouraging, and I want to thank everyone at GameSquare for their hard work and dedication,” concluded Mr. Kenna.

Preliminary 2024 Third Quarter Financial Results

Q3 2024 (preliminary)
Revenue
Owned and Operated IP	$9.4 million
Agency + Media	$15.5 million
SaaS	$1.6 million
Revenue	$26.5 million

The Company currently estimates that 2024 third quarter gross margin was approximately 18%, compared to 14.8% for the second quarter of 2024. Third quarter gross margin benefitted from revenue mix, which was partially offset by start-up costs associated with new programs and relationships that are expected to benefit both revenue and profitability in the fourth quarter of 2024. Overall profitability for the third quarter of 2024 benefited from revenue growth and the Company’s cost-cutting initiatives. As a result, GameSquare expects adjusted EBITDA to be a loss of approximately $2.4 million, a $3.0 million improvement from an adjusted EBITDA loss of $5.4 million for the second quarter of 2024.

GameSquare Increases 2024 Annual Proforma Guidance

	2024 Nine Months Proforma* Results (preliminary)	2024 Full Year Guidance (proforma*)

Revenue	$78.6 million	$105 million - 110 million

*2024’s annual guidance is based on a proforma basis and includes a full 12 months of contribution from FaZe Clan, which was acquired on March 7, 2024. Guidance also assumes GameSquare continues to fully consolidate the financial results of FaZe Media, Inc.

Additional 2024 Guidance Includes

●	$18+ million of cost savings associated with the FaZe Clan acquisition are expected for the 12 months ended December 31, 2024, compared to 12 months ended December 31, 2023
●	Management anticipates sequential quarterly improvements to profitability throughout 2024, supported by sales growth, gross margin improvement, and the benefit of cost saving initiatives

GameSquare’s financial closing procedures for the third quarter ended September 30, 2024, are not yet complete. It is possible that the final results may differ from the preliminary results, and that the Company’s fourth quarter and annual 2024 outlook may change from the initial outlook discussed above between now and when results are finalized.

Third Quarter 2024 Earnings Conference Call

GameSquare will release its final third quarter of 2024 financial results after the market closes on November 14, 2024. In addition, GameSquare will host a conference call at 5:00 p.m. ET that day to discuss its results and business outlook. The event will be webcast live and can be accessed on GameSquare’s Investor Relations webpage.

About GameSquare Holdings, Inc.

GameSquare’s (NASDAQ: GAME) mission is to revolutionize the way brands and game publishers connect with hard-to-reach Gen Z, Gen Alpha, and Millennial audiences. Our next generation media, entertainment, and technology capabilities drive compelling outcomes for creators and maximize our brand partners’ return on investment. Through our purpose-built platform, we provide award winning marketing and creative services, offer leading data and analytics solutions, and amplify awareness through FaZe Clan, one of the most prominent and influential gaming organizations in the world. With one of the largest gaming media networks in North America, as verified by Comscore, we are reshaping the landscape of digital media and immersive entertainment. GameSquare’s largest investors are Dallas Cowboys owner Jerry Jones and the Goff family.

To learn more, visit www.gamesquare.com.

Forward-Looking Information

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: the Company’s and FaZe Media Inc.’s future performance, revenue, growth and profitability; and the Company’s and FaZe Media’s ability to execute their business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company’s and FaZe Media’s ability to grow their business and being able to execute on their business plans, the Company being able to complete and successfully integrate acquisitions, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Corporate Contact

Lou Schwartz, President

Phone: (216) 464-6400

Email: ir@gamesquare.com

Investor Relations

Andrew Berger

Phone: (216) 464-6400

Email: ir@gamesquare.com

Media Relations

Chelsey Northern / The Untold

Phone: (254) 855-4028

Email: pr@gamesquare.com